UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23377)

Tidal ETF Trust
(Exact name of registrant as specified in charter)

898 N. Broadway, Suite 2
Massapequa, New York 11758
(Address of principal executive offices) (Zip code)

Eric W. Falkeis

Tidal ETF Trust

898 N. Broadway, Suite 2

Massapequa, New York 11758
(Name and address of agent for service)

(844) 986-7676

Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2020

Item 1. Reports to Stockholders.

SP Funds S&P 500 Sharia Industry Exclusions ETF
Ticker: SPUS

SP Funds Dow Jones Global Sukuk ETF
Ticker: SPSK

Annual Report
November 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), SP Funds S&P 500 Sharia Industry Exclusions ETF (the “Sharia ETF”) and SP Funds Dow Jones Global Sukuk ETF (the “Sukuk ETF”) (each, a “Fund” and together, the “Funds”) shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the Funds’ reports from your financial intermediary, such as a broker dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

SP Funds

TABLE OF CONTENTS

SP Funds

Shareholder Letter

The Sharia ETF

Dear Shareholders,

The Sharia ETF, a faith based broad market equity fund, was launched on December 17, 2019, with a view to providing a broad exposure to the Sharia compliant U.S. stocks. The Sharia ETF seeks to track the performance of the S&P 500 Shariah Industry Exclusions Index, which is a subset of the S&P 500® Total Return Index.

The Sharia ETF has a strong environmental, social, and governance ("ESG") profile as Sharia investing style use negative screening against the businesses which are not engaged in activities to socially injurious activities like Alcohol, Gambling, Interest or Weapons. The Sharia ETF also filters out the companies with higher leverage. Generally, higher leverage is used to counter agency problems in the companies with governance issues, which when screened out, results in constituents having relatively better corporate governance. The companies with higher carbon emissions, including oil and gas and utilities related companies are capital intensive and are also filtered out by Sharia screens.

There are many years that investors easily forget, but 2020 certainly was not among them. Just after the launch of the Sharia ETF, the S&P 500® Total Return Index experienced its fastest-ever bear market (drop of 34%), clocking in at just 33 days before its third-fastest recovery to a breakeven level in about five months. These extreme conditions served as a stress test for the Sharia ETF’s defensive characteristics during market turmoil. The Sharia ETF’s lower exposure to highly leveraged companies, higher exposure to the balance sheet and the business quality helped it to outperform the broader market, hence living up to its capital preservation objective.

The year 2020 was stranger and was indeed bookended by two different bull markets, with a short-lived bear market in the middle. The S&P 500® Total Return Index surged almost 65% from its March low and finished the year up nearly 15.5%. The economy’s nascent recovery gets much of the credit for the market’s gains, as does a federal stimulus package, massive amounts of liquidity from the Federal Reserve and the rapid development of multiple COVID-19 vaccines. That scenario of a quick recovery has happened before—most recently in 1987—but the speed of the market’s recovery was surprising but also somewhat typical. The S&P 500® Total Return Index fell 9.6% in a three-week span in September—nearly qualifying as a market correction—before once again rallying into the end of the year. Even with the U.S. elections in November and the surge in COVID-19 cases, stock prices climbed, and the market reached all-time highs by the end of year. The Sharia ETF performed well in this strange year under a variety of different market conditions, finishing the fiscal year ended November 30, 2020 with a total return of 22.58% (NAV) and 22.99% (Market). This compares to the 22.93% total return of the S&P 500 Sharia Industry Exclusions Index and the 15.45% total return of the benchmark, the S&P 500® Total Return Index, for the same period.

Even ignoring the pandemic for a moment, 2020’s stock market defied expectations. The S&P 500® Total Return Index is up more than strategists forecasted this time last year (they called for an increase of about 5%), and it’s even having a better year than its historical average (about 10%). The Sharia ETF benefitted from higher exposure to the Technology, Health Care and Communications and under weights in the Financials and Consumer Cyclicals relative to the S&P 500® Total Return Index, besides being invested in lower financial and operating leverage and higher quality companies. The quality and growth factors performed very well in this year which may have packed the whole business cycle in it. One of the big takeaways from this year, after the worst of the pandemic became apparent, was the concept of resilience.

In roughly one year, the Sharia ETF’s assets under management increased from $2.5 million in seed capital to over $44 million as of December 31, 20201. Importantly, the Sharia ETF’s assets grew consistently through the market turmoil earlier in the year, which we believe demonstrates investor confidence in its resilience.

The Sharia ETF has enjoyed widespread industry recognition early in its life. The Sharia ETF is the only Sharia Compliant broad market U.S. equities fund and is among a handful of all the Sharia Compliant equity ETFs. It has received industry recognition published in financial media.

FY 2020 Recap

Year 2020 was a year of surprises. There was the speed at which the pandemic escalated, the severity of the lockdowns, the size of the government stimulus measures globally, and the magnitude of the equity market rebounds. Perhaps the biggest surprise is that global equities have gained around 18.5% in 2020—an outcome few would have predicted during a global pandemic. As the extent of the coronavirus became clear in March, investors sent stocks tumbling 34%, a bear market. But it turned out to be the shortest downturn in U.S. history. Since the U.S. stock market bottomed on March 23rd, the S&P 500® Total Return Index has risen 68%, shattering all-time records along the way. The rebound reflected Wall Street’s optimism about 2021. After the U.S. election and news about effective vaccines, investors became bullish, pushing the S&P 500® Total Return Index to record highs at the close of the year.

____________

1        Source: https://etfdb.com/etf/SPSK/#etf-ticker-profile.

1

SP Funds

Shareholder Letter (Continued)

Investors were buoyed by Federal Reserve’s pledge to keep interest rates low for a long time, a scenario that favored stocks and corporate investment. Powell pledged in March to “do whatever it takes” to stabilize financial markets. He immediately cut interest rates to zero in mid-March and pumped more liquidity into markets than the Federal Reserve did in the wake of the 2007–08 financial crisis. Federal Reserve Chair Powell has been quite explicit that interest rates will stay close to zero for another three years. The Federal Reserve’s actions triggered a home-buying boom that sent prices to record highs. Congress also has acted aggressively, approving $3.5 trillion in emergency relief and stimulus measures in the year 2020, the largest action in the face of a recession in U.S. history and one of the biggest aid packages in the world.

The U.S. stock market ended 2020 at all-time highs, capping off a soaring comeback. Except for broadly defined commodities and U.S. and foreign property shares, global markets posted solid gains last year. U.S. stocks were the top 2020 performers, with the Russell 3000 Index surging 20.9% last year. The S&P 500® Total Return Index finished the year up more than 18%. The Dow Jones Industrial Average and the NASDAQ gained 7.25% and 43.6%, respectively. The Dow Jones Industrial Average and S&P 500® Total Return Index finished at record levels despite the public health and economic crises. U.S. REITs saw the deepest loss for the major asset classes in 2020. The MSCI U.S. REIT Index shed 7.6% last year, even after factoring in the sector's relatively rich distributions. The MSCI Emerging Markets Index added 18.3% for the 12 months through December 31st.

Technology stocks received two benefits from the lockdowns. The first was the boost to earnings as consumers worked from home, spent online and made technology purchases. The second was from the decline in government bond yields. Technology stocks are regarded as long-duration as they are expected to grow their earnings over the longer term. The decline in bond yields made the present value of those future earnings more valuable. However, the market’s gains had been driven largely by a handful of superstar stocks, a scenario eerily reminiscent of the dot-com era. Three of the biggest tech giants—Apple, Amazon and Microsoft—accounted for more than half of the S&P 500® Total Return Index’s return this year.

Absent the top 24 companies, dominated by tech and digital services, the S&P 500® Total Return Index return would be negative in 2020. The Sharia ETF benefitted from its overweight in Technology, Communications and Health Care sectors.

The bullish tailwind in beta risk in the second half of the year gave cover to conventional portfolio strategies with a long-only bias. The resurgence has been fueled by the largest federal government stimulus ever, historic support from the Federal Reserve and optimism about how quickly the economy is likely to bounce back next year as coronavirus vaccines become widely distributed. A strong bias to lower leverage, higher asset utilization, higher balance sheet, business quality and the income statement quality stocks also benefitted the Sharia ETF’s Sharia investing style in 2020.

Looking Ahead

Mark Twain once said, “History doesn’t repeat itself, but it often rhymes”. We remain cautiously bullish about the economic outlook. There likely will be two distinct phases to the path forward. The first, over the northern winter months, appears challenging. COVID-19 infections are exploding across the country and leading to partial, localized lockdowns again. These lockdowns are a far cry from April when 95% of Americans were under stay-at-home orders, but the measures should slow the pace of positive economic performance into year-end. The post-vaccine period should deliver another strong, V-leg for the recovery that delivers real GDP growth in the excess of 5% in 2021. And the unemployment rate is expected to fall to 5%, according to the Federal Reserve, meaning 2 million more people could return to work. On the value and sentiment basis global equities may appear relatively expensive, sentiment as overbought and the cycle as supportive. This leaves us slightly cautious on the near-term outlook, but moderately positive for the medium-term with expensive valuation offset by the positive cycle outlook.

We have a positive medium-term outlook for economies and corporate earnings. Corporate earnings are forecast to balloon in the second half of the year, and crucially, stocks remain appealing for many investors because interest rates are so low, making them more attractive than other assets such as bonds. We’re in the early post-recession recovery phase of the cycle. This implies an extended period of low-interest rate growth that favors equities over bonds. There are some near-term risks, however. Investor sentiment has become overly optimistic following the vaccine announcements, leaving markets vulnerable to negative news. This could include renewed lockdowns in Europe and North America as virus cases escalate, logistical difficulties in distributing the vaccine and negative economic growth in early 2021 if government support measures are unwound too quickly. Geopolitics could also deliver negative surprises from China, Iran or Russia as the new Biden administration takes power in the U.S.

2

SP Funds

Shareholder Letter (Continued)

The three biggest challenges for U.S. investors are the concentration risk in major U.S. equity benchmarks that are skewed toward the stay-at-home mega cap technology stocks; moderately expensive valuations in equity and credit; and an increasingly optimistic industry consensus which has gravitated closer to our macro view. Long-term bond yields should rise, though with steeper yield curves likely limited by central banks remaining on hold. The U.S. dollar will likely weaken given its countercyclical nature. Non-U.S. equities may outperform given their more cyclical nature and relative valuation advantage over U.S. stocks. However, Equity markets can often navigate rising bond yields if the reason is better prospects for economic growth, but a rise in the excess of 50 basis points may provide a test. Technology stocks received a large boost to valuation from lower discount rates. The large tech stocks make up around 25% of the S&P 500® Total Return Index capitalization. They have accounted for almost all the gains in the overall market for 2020 till November. A bond market led reversal in tech stocks could stall the overall market even if the remaining 75% of the S&P 500® Total Return Index makes post-pandemic gains.

Vaccines should allow dislocated sectors to bounce back strongly in the second half of 2021. However, there is a lot of uncertainty about stocks like hotels, which were languishing even before the advent of COVID-19, as the names like Airbnb acted as disruptors. The Sharia ETF excluding some of these names in Sharia screening, may be beneficial for its performance in 2021.

The banks are considered pro-cyclical and by conventional logic an expansion should be positive for banks. This has resulted in a rotation to the bank stocks since November 2020. However, bank bottom lines have taken a hit as certain banks took provisions in the last quarter against non-performing loans in the backdrop of a large number of bankruptcies. We feel that the cyclical provisions may extend to at least first two quarters of 2021, despite fiscal stimulus for small businesses. Beyond middle of 2021, banks may have to face write downs of provisions from the balance sheet at non-performing loans may start aging beyond permissible time frame. This can result in a direct negative impact on bank stock prices. This may help the Sharia ETF in relative performance because most of the banks and financial companies are excluded from the Sharia ETF’s investment universe.

Meanwhile, the Federal Reserve continues to maintain an ultra-accommodative policy stance. Even with our expectation for a robust 2021, the Federal Reserve’s focus on generating an inflation overshoot will leave plenty of runway for the expansion to strengthen and broaden. This may benefit real assets, including real estate, commodities and related sectors.

The announcement of a successful COVID-19 vaccine in early November has led to tentative signs of a market rotation away from technology-heavy growth stocks towards more cyclical value stocks. It was more driven by the sentiment than fundamentals. Traditional argument about sector rotation in the U.S. equity market is passing on the leadership from leader (of 2020) to the laggards (of 2020) in 2021. We feel that the stocks included in the technology sector have been substituting the stocks in other sectors like transportation, industrials, etc., and in fact have been providing similar economic function. This will call for a potential rotation within the Technology sector from COVID-19 leaders like Zoom and Slack to the companies in Industrial Automation, 5G and electric vehicles. This may provide an added boon to expected performance of the Sharia ETF in the year 2021.

We thank you for the assets you have entrusted with us and deeply value our relationship. For any questions about the Sharia ETF please contact your financial advisor or one of our shareholder associates. You may also visit our website at www.sp-funds.com or reach us via email at info@sp-funds.com.

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SP Funds

Shareholder Letter (Continued)

The Sukuk ETF

Dear Shareholders,

The Sukuk ETF, a faith based fixed income fund, was launched on December 27, 2019, with a view to providing a broad exposure to the global sukuks, which are the contracts designed to be sharia compliant. The Sukuk ETF seeks to track the performance of the Dow Jones Sukuk Total Return Index (ex-Reinvestment), which is a diversified mix of sukuks from emerging market sovereigns, corporations and supranational agencies.

Just after the launch, the world was hit by a black swan event of a massive proportion. COVID-19 was one of the worst global pandemics in the last 100 years after Spanish flu. This resulted in a global lockdown of the kind world has not seen before as economies came to a screeching halt. This was met with a swift central bank actions in the form of reduction of benchmark interest rates to zero and additional measures like purchasing government treasuries at different parts of the yield curve, lowering interbank rates and printing dollars. This also resulted in a steep drop in world stock markets, the widening of the emerging market sovereign and corporate credit spreads and drop in the price of commodities.

We think these adverse conditions provided a real-time stress test for the efficacy of the Sukuk ETF’s strategy as well as its downside protection during extreme economic environments. The temporary drop in the price of oil to zero, spread of COVID-19 cases in the world and seizure of global trade created a perfect backdrop for testing the Sukuk ETF’s capital preservation attributes.

Additionally, the remarkable quickness with which the Federal Reserve and other global central banks acted, resulted in a sharp drop in the interest rates. The Federal Reserve purchase of Treasuries and bond ETFs supported prices of the treasuries. The drop in higher duration and credit bond's prices and then a quick recovery as a result of the drop in interest rates showed a limited drawdown, and ability to successfully navigate massive, unexpected market swings.

Based on both quantitative and qualitative factors, we can proudly report that the Sukuk ETF overcame the multitude of market hurdles it faced. Strong performance, substantial asset growth and industry recognition highlight the Sukuk ETF’s accomplishments in its inaugural year.

Since inception (December 27, 2019) through the fiscal period ended November 30, 2020, the Sukuk ETF delivered a total return of 3.48% (NAV) 3.49% (Market), both of which compare favorably to the 3.48% return of the J.P. Morgan Global Aggregate Bond Index (JPM GABI)1. Most impressive was the Sukuk ETF’s relative steadiness through the market crisis in the first quarter of 2020. The results for the Sukuk ETF’s NAV return of -6.95% from March 1 through March 29, and iShares J.P. Morgan USD Emerging Markets Bond ETF (EMB)2 of -22.27% from February 16 through March 15, significantly outpaced the broader emerging market debt decline and S&P 500® Total Return Index decline of -33.00%.

In roughly six months, the Sukuk ETF’s assets under management increased from $2.5 million in seed capital to over $31 million as of December 31, 20203. Importantly, the Sukuk ETF’s assets grew consistently through the market turmoil earlier in the year, which we believe demonstrates investor confidence in its resilience.

The Sukuk ETF has enjoyed widespread industry recognition early in its life. ETF.com awarded the Sukuk ETF as the Best New International/Global Fixed Income ETF—20194. GIFA Islamic Social Finance Award 2020 shortly followed by naming the Sukuk ETF as the “Most Innovative Sukuk Product” of the year in 20205.

FY 2020 Recap

Year 2020 might have offered the most eventful economic environments of our generation. During the first quarter, COVID-19 became a global pandemic driving widespread government-led shutdowns to slow the spread of COVID-19. This resulted in a dramatic and the most severe drop in economic activity since the 1930s. The economic collapse predictably weighed on pro-growth-oriented assets with global equities falling 22% and commodity producers (ex-gold) plummeting 34% during the first quarter. However, the Sukuk ETF was able to withstand the downturn with a market return loss of -6.09% during the first quarter.

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1        Source: https://www.jpmorgan.com/insights/research/indices/product.

2        Source: https://www.ishares.com/us/products/239572/ishares-jp-morgan-usd-emerging-markets-bond-etf.

3        Source: https://etfdb.com/etf/SPSK/#etf-ticker-profile.

4        ETF.com, 2019 ETF.com Award Winners, April 2, 2020. For more information on award methodology visit
https://www.etf.com/sections/features-and-news/2019-etfcom-award-winners.

5        https://gifaawards.com/winners.php.

4

SP Funds

Shareholder Letter (Continued)

For part of the year, the global economy began a long road to recovery as countries around the world began easing the strict lockdowns instituted in response to the pandemic and providing stimulus to counter the economic weakness. The U.S. has led the charge with “unlimited” money printing, backstops for various credit markets (including some high yield securities), and more than $2.5 trillion of aid for households and businesses. This policy of largescale money printing and monetary/fiscal coordination is known as Modern Monetary Theory and is being adopted to varying degrees by governments around the world.

Cheered by the record levels of stimulus and improving economic activity, equity and credit markets staged a breathtaking recovery, retracing the majority of losses experienced during the first quarter. Predictably, weaker growth assets, such as Treasuries and Treasury Inflation-Protected Securities (“TIPS”), lagged in an improving growth environment.

Fueled by accommodative monetary and fiscal responses from global central banks, the risk assets staged a dramatic recovery in the wake of this drawdown. This boosted the returns of fixed income assets across the board. Thanks to central bank rate cuts, asset purchases, and special facilities, returns for all major fixed income asset classes were positive in 2020. However emerging markets assets lagged the performance of developed market treasuries as the emerging market sovereign spread widened in 2020 and the commodity prices plunged. Since the Sukuk ETF invests across emerging market sovereigns, corporates and supra-nationals, it was affected adversely by doubts on emerging market credit quality as well as drop in the oil prices.

Markets ended 2020 in a buoyant mood, with emerging market spreads tightening in the final quarter as the U.S. election result and positive vaccine news provided a boost to investor sentiment. While nobody has been blind to the global recession, focus has shifted to expectations of an economic recovery.

Looking Ahead

Throughout 2020, high-yield emerging market bond spreads remained elevated. The result of the U.S. election and positivity over vaccine success helped narrow the gap with an end-of-year rally, but frontier names still lagged as the year came to a close. In 2021, we believe high-yield emerging market bonds are likely to lag less and perform better than they did in 2020.

Over the year 2020, longer duration sovereign bonds and TIPS posted the highest returns. TIPS appear close to being fully valued. The “breakeven rate” on 10-year TIPS is close to 2%, the Federal Reserve’s inflation target. There may be some further upside for TIPS total returns in 2021 if breakeven rates continue to rise and bond yields stay low, but another year of double-digit returns is unlikely. The 10-year Treasury yield may get as high as 1.6% by the end of 2021. Even with the Federal Reserve holding short-term rates near zero, bond yields can move higher as the economy recovers and inflation expectations continue to rise. The magnitude of the rise in yields will depend on the path of the virus and vaccine distribution.

A lot of 2021 emerging market bond positivity is grounded in the view that global interest rates will stay lower for longer. Also, that the accommodative polices of central banks will continue, in tandem with further fiscal stimulus. Such an environment creates a positive backdrop for emerging markets. But market sentiment would be tested in 2021 if there were signs that bubbling stimulus was fading.

Ample global liquidity amid easy central bank policies and a falling U.S. dollar should mean capital flows to riskier asset classes like emerging market bonds. Average yields have fallen to 2.5%, but relative yields still appear attractive and may continue to decline as the global economy recovers. Emerging market bond spreads account for a bulk of the overall yield that emerging market bonds offer.

Investment grade emerging markets corporate bonds still appear attractive because of potential spread contraction. Credit spreads are the additional yield corporate bonds offer above comparable sovereign yields. High-yield bond upgrades outpaced downgrades in December. As corporate profits continue to recover from the pandemic-induced plunge, both investment grade and high-yield bond prices should be relatively supported. Corporate defaults are trending lower. A drop in the default rate should support high-yield corporate bond prices in 2021. We believe that many “CCC” rated bonds are still at risk of default and we suggest investors consider “higher-rated” high-yield bonds like the ones included in the Sukuk ETF.

Looking forward, we expect such an environment to be favorable for the Sukuk ETF because of its diversification with exposure to assets that are biased to outperform during the expected economic outcomes. Such a balanced mix potentially allows the Sukuk ETF to preserve capital in severe market downturns and participate in stronger market periods (as has been the case in 2020).

We thank you for the assets you have entrusted with us and deeply value our relationship. For any questions about the Sukuk ETF please contact your financial advisor or one of our shareholder associates. You may also visit our website at www.sp-funds.com or reach us via email at info@sp-funds.com.

5

SP Funds

Shareholder Letter (Continued)

Past performance does not guarantee future results.

Before investing you should carefully consider the Funds’ investment objectives, risks, charges and expenses. This and other information is in the prospectus. A prospectus may be obtained by visiting www.sp-funds.com. Please read the prospectus carefully before you invest.

Diversification does not ensure a profit or protect against loss in declining markets.

As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The market price normally should approximate each Fund’s net asset value per share (NAV), but the market price sometimes may be higher or lower than the NAV. Each Fund is new with a limited operating history.

Islamic religious law commonly known as Sharia has certain restrictions regarding finance and commercial activities permitted for Muslims, including interest restrictions and prohibited industries, which reduces the size of the overall universe in which each Fund can invest. The strategy to reduce the investable universe may limit investment opportunities and adversely affect each Fund’s performance, especially in comparison to a more diversified fund.

Equity securities, such as common stocks, are subject to market, economic and business risks that may cause their prices to fluctuate.

Investments in foreign securities may involve risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid and more volatile than securities markets in more developed markets.

Sukuk are financial certificates that are similar to conventional bonds but are structured to comply with Sharia law and its investments principles, which, among other things, prohibit charging or paying interest. Because no collateral is pledged as security for sukuk, purchasers of sukuk are subject to the risk that an issuer may not meet its payment obligations or that an underlying asset may not perform as expected or lose value. There may be times when the market is illiquid and it is difficult for the Sukuk ETF to make an investment in or dispose of sukuk.

Shares of the Funds are distributed by Foreside Fund Services, LLC.

6

Sharia ETF

PERFORMANCE SUMMARY (Unaudited)

Total Returns for the period ended November 30, 2020:	Since Inception (12/17/2019)	Ending Value (11/30/2020)
SP Funds S&P 500 Sharia Industry Exclusions ETF - NAV	22.58%	$ 12,258
SP Funds S&P 500 Sharia Industry Exclusions ETF - Market	22.99%	12,299
S&P 500® Total Return Index	15.45%	11,545
S&P 500 Shariah Industry Exclusions Index	22.93%	12,293

This chart illustrates the performance of a hypothetical $10,000 investment made on December 17, 2019 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (425) 409-9500. The Fund’s expense ratio is 0.49%.

7

Sukuk ETF

PERFORMANCE SUMMARY (Unaudited)

Total Returns for the period ended November 30, 2020:	Since Inception (12/27/2019)	Ending Value (11/30/2020)
SP Funds Dow Jones Global Sukuk ETF - NAV	3.48%	$ 10,348
SP Funds Dow Jones Global Sukuk ETF - Market	3.49%	10,349
Bloomberg Barclays Global Aggregate Bond Index	7.96%	10,796
Dow Jones Sukuk Total Return Index (ex-Reinvestment)	7.12%	10,712

This chart illustrates the performance of a hypothetical $10,000 investment made on December 27, 2019 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (425) 409-9500. The Fund’s expense ratio is 0.65%.

8

SP Funds

SHARIA ETF PORTFOLIO ALLOCATION at November 30, 2020 (Unaudited)
Sector	% of Net Assets
Technology	38.9%
Consumer (Non-Cyclical)	23.8
Communications	14.2
Industrials	8.4
Consumer (Cyclical)	8.4
Basic Materials	2.7
Financials	1.8
Energy	1.4
Cash & Cash Equivalents (1)	0.4
Total	100.0%

SUKUK ETF PORTFOLIO ALLOCATION at November 30, 2020 (Unaudited)
Sector	% of Net Assets
Government	56.5%
Financials	22.3
Utilities	12.5
Consumer (Non-Cyclical)	4.2
Communications	2.8
Cash & Cash Equivalents (1)	1.0
Basic Materials	0.7
Total	100.0%

(1)     Represents cash, short-term investments and other assets in excess of liabilities.

9

Sharia ETF

SCHEDULE OF INVESTMENTS at November 30, 2020
	Shares	Value
Common Stocks — 99.6%
Apparel — 1.3%
Nike, Inc. - Class B	3,169	$426,864
Under Armour, Inc. - Class A (1)	472	7,821
Under Armour, Inc. - Class C (1)	488	7,101
VF Corp.	812	67,721
		509,507
Auto Manufacturers — 0.2%
Cummins, Inc.	374	86,458

Auto Parts & Equipment — 0.2%
Aptiv PLC	686	81,428

Beverages — 2.8%
The Coca-Cola Co.	9,843	507,899
Monster Beverage Corp. (1)	939	79,608
PepsiCo, Inc.	3,526	508,555
		1,096,062
Biotechnology — 2.7%
Alexion Pharmaceuticals, Inc. (1)	557	68,015
Amgen, Inc.	1,491	331,062
Biogen, Inc. (1)	403	96,789
Bio-Rad Laboratories, Inc. - Class A (1)	52	28,002
Corteva, Inc.	1,905	73,000
Illumina, Inc. (1)	370	119,173
Incyte Corp. (1)	473	39,987
Regeneron Pharmaceuticals, Inc. (1)	266	137,264
Vertex Pharmaceuticals, Inc. (1)	663	150,998
		1,044,290
Building Materials — 0.6%
Fortune Brands Home & Security, Inc.	351	29,308
Johnson Controls International PLC	1,894	87,200
Martin Marietta Materials, Inc.	158	41,969
Masco Corp.	665	35,691
Vulcan Materials Co.	337	47,062
		241,230
Chemicals — 2.4%
Air Products and Chemicals, Inc.	561	157,159
Ecolab, Inc.	631	140,177
FMC Corp.	330	38,283
Linde PLC	1,336	342,577
PPG Industries, Inc.	600	88,062
The Sherwin-Williams Co.	208	155,507
		921,765
	Shares	Value
Commercial Services — 0.4%
Cintas Corp.	220	$78,166
Gartner, Inc. (1)	226	34,352
Robert Half International, Inc.	284	18,227
Rollins, Inc.	368	21,042
		151,787
Computers — 13.2%
Apple, Inc.	40,939	4,873,788
Cognizant Technology Solutions Corp.	1,380	107,819
Fortinet, Inc. (1)	341	42,022
HP, Inc.	3,496	76,667
Seagate Technology PLC	567	33,345
		5,133,641
Cosmetics & Personal Care — 3.1%
Colgate-Palmolive Co.	2,183	186,952
The Estee Lauder Companies, Inc. - Class A	572	140,323
The Procter & Gamble Co.	6,340	880,436
		1,207,711
Distribution & Wholesale — 0.6%
Copart, Inc. (1)	526	60,727
Fastenal Co.	1,459	72,147
Pool Corp.	101	34,957
W.W. Grainger, Inc.	113	47,268
		215,099
Electrical Components & Equipment — 0.3%
Emerson Electric Co.	1,520	116,766

Electronics — 1.5%
Agilent Technologies, Inc.	785	91,766
Allegion PLC	234	26,685
Fortive Corp.	858	60,172
Garmin Ltd.	378	44,135
Mettler-Toledo International, Inc. (1)	59	67,852
PerkinElmer, Inc.	284	37,772
Roper Technologies, Inc.	266	113,582
TE Connectivity Ltd.	840	95,735
Waters Corp. (1)	156	36,194
		573,893
Environmental Control — 0.4%
Pentair PLC	420	21,764
Waste Management, Inc.	989	117,820
		139,584

The accompanying notes are an integral part of these financial statements.

10

Sharia ETF

SCHEDULE OF INVESTMENTS at November 30, 2020 (Continued)
	Shares	Value
Common Stocks — 99.6% (Continued)
Food — 0.9%
The Hershey Co.	374	$55,311
Lamb Weston Holdings, Inc.	364	26,346
McCormick & Co., Inc.	314	58,712
Mondelez International, Inc.	3,636	208,888
		349,257
Hand & Machine Tools — 0.2%
Stanley Black & Decker, Inc.	406	74,830

Healthcare - Products — 7.9%
Abbott Laboratories	4,508	487,856
ABIOMED, Inc. (1)	113	30,973
Align Technology, Inc. (1)	181	87,114
Baxter International, Inc.	1,289	98,054
Boston Scientific Corp. (1)	3,642	120,732
The Cooper Companies, Inc.	123	41,232
Danaher Corp.	1,608	361,205
DENTSPLY SIRONA, Inc.	554	28,193
Edwards Lifesciences Corp. (1)	1,582	132,714
Hologic, Inc. (1)	659	45,557
IDEXX Laboratories, Inc. (1)	216	99,572
Intuitive Surgical, Inc. (1)	297	215,637
Medtronic PLC	3,422	389,081
ResMed, Inc.	367	76,923
STERIS PLC	216	41,863
Stryker Corp.	832	194,189
Teleflex, Inc.	117	44,782
Thermo Fisher Scientific, Inc.	1,006	467,770
Varian Medical Systems, Inc. (1)	231	40,189
West Pharmaceutical Services, Inc.	186	51,180
		3,054,816
Home Builders — 0.3%
D.R. Horton, Inc.	843	62,803
NVR, Inc. (1)	9	35,975
		98,778
Household Products & Wares — 0.7%
Avery Dennison Corp.	212	31,660
Church & Dwight Co., Inc.	628	55,120
The Clorox Co.	321	65,150
Kimberly-Clark Corp.	867	120,782
		272,712
Internet — 12.7%
Alphabet, Inc. - Class A (1)	763	1,338,607
Alphabet, Inc. - Class C (1)	746	1,313,512
Booking Holdings, Inc. (1)	103	208,930
CDW Corp.	362	47,237
	Shares	Value
Internet — 12.7% (Continued)
eBay, Inc.	1,692	$85,328
Etsy, Inc. (1)	302	48,531
F5 Networks, Inc. (1)	155	25,236
Facebook, Inc. - Class A (1)	6,121	1,695,333
NortonLifeLock, Inc.	1,507	27,473
Twitter, Inc. (1)	2,013	93,625
VeriSign, Inc. (1)	257	51,585
		4,935,397
Machinery - Diversified — 0.7%
Dover Corp.	365	44,541
IDEX Corp.	192	37,085
Otis Worldwide Corp.	1,036	69,350
Rockwell Automation, Inc.	294	75,135
Xylem, Inc.	459	44,050
		270,161
Mining — 0.3%
Newmont Corp.	2,043	120,169

Miscellaneous Manufacturers — 1.7%
3M Co.	1,465	253,049
A.O. Smith Corp. - Class A	344	19,371
Eaton Corp. PLC	1,017	123,169
Illinois Tool Works, Inc.	732	154,518
Trane Technologies PLC	608	88,914
		639,021
Office & Business Equipment — 0.1%
Zebra Technologies Corp. (1)	136	51,465

Oil & Gas — 1.4%
Cabot Oil & Gas Corp.	1,000	17,520
Chevron Corp.	4,901	427,269
EOG Resources, Inc.	1,482	69,476
Pioneer Natural Resources Co.	416	41,842
		556,107
Packaging & Containers — 0.1%
Packaging Corp. of America	238	30,940

Pharmaceuticals — 5.3%
Becton Dickinson and Co.	737	173,077
DexCom, Inc. (1)	242	77,362
Eli Lilly and Co.	2,021	294,359
Henry Schein, Inc. (1)	363	23,344
Johnson & Johnson	6,750	976,590
Merck & Co., Inc.	6,440	517,712
		2,062,444

The accompanying notes are an integral part of these financial statements.

11

Sharia ETF

SCHEDULE OF INVESTMENTS at November 30, 2020 (Continued)
	Shares	Value
Common Stocks — 99.6% (Continued)
Real Estate Investment Trusts (REITs) — 1.8%
American Tower Corp.	1,094	$252,933
AvalonBay Communities, Inc.	357	59,473
Duke Realty Corp.	942	35,852
Equinix, Inc.	224	156,305
Equity Residential	871	50,448
Public Storage	387	86,866
Weyerhaeuser Co.	1,899	55,147
		697,024
Retail — 5.8%
Advance Auto Parts, Inc.	172	25,404
AutoZone, Inc. (1)	58	65,984
Dollar Tree, Inc. (1)	603	65,872
Genuine Parts Co.	366	36,003
The Home Depot, Inc.	2,740	760,103
Lowe’s Companies, Inc.	1,924	299,798
O’Reilly Automotive, Inc. (1)	187	82,736
Ross Stores, Inc.	906	97,413
Starbucks Corp.	2,976	291,707
Target Corp.	1,273	228,542
Tiffany & Co.	274	36,026
The TJX Companies, Inc. (1)	3,052	193,833
Tractor Supply Co.	295	41,539
Ulta Beauty, Inc. (1)	143	39,382
		2,264,342
Semiconductors — 8.6%
Advanced Micro Devices, Inc. (1)	2,988	276,868
Analog Devices, Inc.	940	130,735
Applied Materials, Inc.	2,325	191,766
Intel Corp.	10,830	523,631
IPG Photonics Corp. (1)	90	18,631
KLA Corp.	396	99,780
Lam Research Corp.	369	167,032
Maxim Integrated Products, Inc.	679	56,384
Micron Technology, Inc. (1)	2,829	181,311
NVIDIA Corp.	1,570	841,614
QUALCOMM, Inc.	2,871	422,525
Teradyne, Inc.	422	46,563
Texas Instruments, Inc.	2,332	376,035
		3,332,875
Software — 16.9%
Activision Blizzard, Inc.	1,964	156,099
Adobe, Inc. (1)	1,221	584,212
Akamai Technologies, Inc. (1)	413	42,750
ANSYS, Inc. (1)	218	73,697
Autodesk, Inc. (1)	557	156,088
Cadence Design Systems, Inc. (1)	710	82,573
	Shares	Value
Software — 16.9% (Continued)
Cerner Corp.	777	$58,151
Citrix Systems, Inc.	311	38,539
Intuit, Inc.	666	234,445
Microsoft Corp.	19,272	4,125,557
Paycom Software, Inc. (1)	123	51,301
Salesforce.com, Inc. (1)	2,317	569,518
ServiceNow, Inc. (1)	487	260,326
Synopsys, Inc. (1)	386	87,815
Tyler Technologies, Inc. (1)	101	43,188
		6,564,259
Telecommunications — 1.5%
Arista Networks, Inc. (1)	139	37,627
Cisco Systems, Inc.	10,780	463,756
Juniper Networks, Inc.	838	18,243
Motorola Solutions, Inc.	431	73,930
		593,556
Transportation — 3.0%
C.H. Robinson Worldwide, Inc.	343	32,232
CSX Corp.	1,947	175,327
Expeditors International of Washington, Inc.	426	38,072
J.B. Hunt Transport Services, Inc.	212	28,679
Kansas City Southern	239	44,495
Norfolk Southern Corp.	649	153,826
Old Dominion Freight Line, Inc.	242	49,213
Union Pacific Corp.	1,729	352,854
United Parcel Service, Inc. - Class B	1,800	307,926
		1,182,624
Total Common Stocks
(Cost $32,287,511)		38,669,998

Total Investments in Securities — 99.6%
(Cost $32,287,511)		38,669,998
Other Assets in Excess of Liabilities — 0.4%		150,802
Total Net Assets — 100.0%		$38,820,800

(1)     Non-income producing security.

The accompanying notes are an integral part of these financial statements.

12

Sukuk ETF

SCHEDULE OF INVESTMENTS at November 30, 2020
	Principal Amount	Value
Corporate Sukuk — 42.5%
Banks — 13.5%
AHB Sukuk Co. Ltd.
4.375%, 09/19/2023	$200,000	$217,615
Boubyan Sukuk Ltd.
2.593%, 02/18/2025	200,000	206,956
DIB Sukuk Ltd.
3.664%, 02/14/2022	200,000	206,235
3.625%, 02/06/2023	400,000	418,574
2.950%, 02/20/2025	200,000	208,900
2.950%, 01/16/2026	400,000	418,297
EI Sukuk Co. Ltd.
1.827%, 09/23/2025	200,000	200,556
FAB Sukuk Co. Ltd.
3.625%, 03/05/2023	200,000	212,012
3.875%, 01/22/2024	400,000	432,710
2.500%, 01/21/2025	200,000	208,825
Noor Sukuk Co. Ltd.
4.471%, 04/24/2023	200,000	213,654
QIB Sukuk Ltd.
3.251%, 05/23/2022	200,000	205,504
3.982%, 03/26/2024	200,000	214,598
1.563% (3 Month LIBOR USD + 1.350%), 02/07/2025 (1)	200,000	198,499
SIB Sukuk Co. III Ltd.
4.231%, 04/18/2023	200,000	213,881
2.850%, 06/23/2025	200,000	207,775
Warba Sukuk Ltd.
2.982%, 09/24/2024	200,000	209,258
		4,193,849
Chemicals — 0.7%
Equate Sukuk SPC Ltd.
3.944%, 02/21/2024	200,000	213,786

Commercial Services — 3.5%
D.P. World Crescent Ltd.
3.908%, 05/31/2023	400,000	423,992
4.848%, 09/26/2028	200,000	228,206
3.875%, 07/18/2029	200,000	214,814
3.750%, 01/30/2030	200,000	212,899
		1,079,911
Diversified Financial Services — 2.0%
MAR Sukuk Ltd.
3.025%, 11/13/2024	200,000	209,310
2.210%, 09/02/2025	200,000	202,693
QIIB Senior Sukuk Ltd.
4.264%, 03/05/2024	200,000	215,910
		627,913
	Principal Amount	Value
Electric — 12.5%
Saudi Electricity Global Sukuk Co.
4.211%, 04/03/2022	$400,000	$417,610
Saudi Electricity Global Sukuk Co. 2
3.473%, 04/08/2023	200,000	211,217
5.060%, 04/08/2043	400,000	501,986
Saudi Electricity Global Sukuk Co. 3
4.000%, 04/08/2024	400,000	434,865
5.500%, 04/08/2044	400,000	522,945
Saudi Electricity Global Sukuk Co. 4
4.222%, 01/27/2024	200,000	217,619
4.723%, 09/27/2028	400,000	477,350
Saudi Electricity Global Sukuk Co. 5
1.740%, 09/17/2025	200,000	200,881
2.413%, 09/17/2030	200,000	204,744
Tabreed Sukuk SPC Ltd.
5.500%, 10/31/2025	200,000	233,292
TNB Global Ventures Capital Bhd.
3.244%, 10/19/2026	200,000	217,803
4.851%, 11/01/2028	200,000	239,348
		3,879,660
Food — 0.7%
Almarai Sukuk Ltd.
4.311%, 03/05/2024	200,000	215,024

Investment Companies — 0.7%
Senaat Sukuk Ltd.
4.760%, 12/05/2025	200,000	226,622

Real Estate — 6.1%
Aldar Sukuk Ltd.
4.750%, 09/29/2025	200,000	223,022
Aldar Sukuk No. 2 Ltd.
3.875%, 10/22/2029	200,000	215,477
Emaar Sukuk Ltd.
3.635%, 09/15/2026	200,000	198,500
3.875%, 09/17/2029	200,000	196,980
EMG Sukuk Ltd.
4.564%, 06/18/2024	200,000	209,232
Esic Sukuk Ltd.
3.939%, 07/30/2024	200,000	203,320

The accompanying notes are an integral part of these financial statements.

13

Sukuk ETF

SCHEDULE OF INVESTMENTS at November 30, 2020 (Continued)
	Principal Amount	Value
Corporate Sukuk — 42.5% (Continued)
Real Estate — 6.1% (Continued)
MAF Sukuk Ltd.
4.500%, 11/03/2025	$200,000	$218,600
4.638%, 05/14/2029	200,000	222,666
3.933%, 02/28/2030	200,000	211,700
		1,899,497
Telecommunications — 2.8%
Axiata SPV2 Bhd.
4.357%, 03/24/2026	200,000	228,724
2.163%, 08/19/2030	200,000	201,941
Saudi Telecom Co.
3.890%, 05/13/2029	400,000	456,994
		887,659
Total Corporate Sukuk
(Cost $12,986,338)		13,223,921

Foreign Government Sukuk — 56.5%
Multi-National — 13.4%
APICORP Sukuk Ltd.
3.141%, 11/01/2022	200,000	209,040
IDB Trust Services Ltd.
2.263%, 12/07/2021	400,000	407,321
2.393%, 04/12/2022	400,000	410,444
2.261%, 09/26/2022	400,000	412,846
3.100%, 03/15/2023	400,000	423,015
3.389%, 09/26/2023	400,000	430,650
2.843%, 04/25/2024	400,000	428,977
1.957%, 10/02/2024	400,000	417,615
1.809%, 02/26/2025	600,000	622,731
0.908%, 06/25/2025	400,000	401,476
		4,164,115
Sovereign — 43.1%
Hong Kong Sukuk 2017 Ltd.
3.132%, 02/28/2027	200,000	220,468
KSA Sukuk Ltd.
2.894%, 04/20/2022	1,400,000	1,443,243
3.628%, 04/20/2027	1,400,000	1,560,949
4.303%, 01/19/2029	600,000	705,587
2.969%, 10/29/2029	800,000	859,866
Malaysia Sovereign Sukuk Bhd.
3.043%, 04/22/2025	400,000	438,543
4.236%, 04/22/2045	100,000	137,017
Malaysia Sukuk Global Bhd.
3.179%, 04/27/2026	200,000	224,386
4.080%, 04/27/2046	200,000	270,653
	Principal Amount	Value
Sovereign — 43.1% (Continued)
Perusahaan Penerbit SBSN Indonesia III
3.400%, 03/29/2022	$300,000	$310,616
3.300%, 11/21/2022	400,000	420,190
3.750%, 03/01/2023	300,000	319,880
3.900%, 08/20/2024	200,000	220,539
4.350%, 09/10/2024	400,000	448,770
4.325%, 05/28/2025	600,000	680,904
2.300%, 06/23/2025	200,000	209,000
4.550%, 03/29/2026	600,000	695,040
4.150%, 03/29/2027	500,000	572,845
4.400%, 03/01/2028	600,000	702,429
4.450%, 02/20/2029	300,000	354,693
2.800%, 06/23/2030	200,000	212,044
3.800%, 06/23/2050	200,000	221,414
RAK Capital
3.094%, 03/31/2025	200,000	212,567
Sharjah Sukuk Ltd.
3.764%, 09/17/2024	200,000	215,479
Sharjah Sukuk Program Ltd.
3.854%, 04/03/2026	200,000	218,019
2.942%, 06/10/2027	200,000	207,380
4.226%, 03/14/2028	400,000	447,672
3.234%, 10/23/2029	240,000	251,495
SoQ Sukuk A Q.S.C
3.241%, 01/18/2023	600,000	633,610
		13,415,298
Total Foreign Government Sukuk
(Cost $17,114,484)		17,579,413

Total Investments in Securities — 99.0%
(Cost $30,100,822)		$30,803,334
Other Assets in Excess of Liabilities — 1.0%		319,969
Total Net Assets — 100.0%		$31,123,303

LIBOR London Interbank Offered Rate

(1)          Variable rate security; rate shown is the rate in effect on November 30, 2020. An index may have a negative rate. Interest rate may also be subject to a ceiling or floor.

The accompanying notes are an integral part of these financial statements.

14

Sukuk ETF

SCHEDULE OF INVESTMENTS at November 30, 2020 (Continued)
Portfolio Diversification	Value	Percentage of Total Investments
Saudi Arabia	$12,594,995	40.9%
United Arab Emerates	8,150,968	26.5
Indonesia	5,368,364	17.4
Malaysia	1,958,415	6.4
Qatar	1,880,124	6.1
Kuwait	630,000	2.0
Hong Kong	220,468	0.7
Total	$30,803,334	100.0%

The accompanying notes are an integral part of these financial statements.

15

SP Funds

STATEMENTS OF ASSETS AND LIABILITIES at November 30, 2020
	Sharia ETF	Sukuk ETF

Assets:
Investments in securities, at value (Note 2)	$38,669,998	$30,803,334
Cash	115,457	355,152
Receivables:
Dividends and sukuk income	49,376	211,113
Total assets	38,834,831	31,369,599

Liabilities:
Payables:
Investment securities purchased	—	230,043
Management fees (Note 4)	14,031	16,253
Total liabilities	14,031	246,296
Net Assets	$38,820,800	$31,123,303

Components of Net Assets:
Paid-in capital	$32,936,581	$30,489,138
Total distributable (accumulated) earnings (losses)	5,884,219	634,165
Net assets	$38,820,800	$31,123,303

Net Asset Value (unlimited shares authorized):
Net assets	$38,820,800	$31,123,303
Shares of beneficial interest issued and outstanding	1,600,000	1,525,000
Net asset value	$24.26	$20.41

Cost of investments	$32,287,511	$30,100,822

The accompanying notes are an integral part of these financial statements.

16

SP Funds

STATEMENTS OF OPERATIONS For the Period Ended November 30, 2020
	Sharia ETF (1)	Sukuk ETF (2)

Investment Income:
Dividend income (net of foreign withholding tax of $57 and $-, respectively)	$345,635	$—
Sukuk income	16	444,432
Total investment income	345,651	444,432

Expenses:
Management fees (Note 4)	109,101	127,825
Total expenses	109,101	127,825
Net investment income (loss)	236,550	316,607

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	(110,666)	(88,347)
Net increase from payments by affiliates on the disposal of investments due to trade error	—	20,000
Change in net unrealized appreciation/depreciation on investments	6,382,487	702,512
Net realized and unrealized gain (loss) on investments and payments by affiliates on the disposal of investments due to trade error	6,271,821	634,165
Net increase (decrease) in net assets resulting from operations	$6,508,371	$950,772

(1)     The Fund commenced operations on December 17, 2019. The information presented is from December 17, 2019 to November 30, 2020.

(2)     The Fund commenced operations on December 27, 2019. The information presented is from December 27, 2019 to November 30, 2020.

The accompanying notes are an integral part of these financial statements.

17

Sharia ETF

STATEMENT OF CHANGES IN NET ASSETS
Period Ended November 30, 2020 (1)

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$236,550
Net realized gain (loss) on investments	(110,666)
Change in net unrealized appreciation/depreciation on investments	6,382,487
Net increase (decrease) in net assets resulting from operations	6,508,371

Distributions to Shareholders:
Net distributions to shareholders	(257,808)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares (2)	32,570,237
Total increase (decrease) in net assets	38,820,800

Net Assets:
Beginning of period	—
End of period	$38,820,800

(1)     The Fund commenced operations on December 17, 2019. The information presented is from December 17, 2019 to November 30, 2020.

(2)     Summary of share transactions is as follows:

	Period Ended November 30, 2020 (1)
	Shares	Value
Shares sold	1,700,000	$34,733,727
Shares redeemed	(100,000)	(2,163,490)
Net increase (decrease)	1,600,000	$32,570,237

The accompanying notes are an integral part of these financial statements.

18

Sukuk ETF

STATEMENT OF CHANGES IN NET ASSETS
Period Ended November 30, 2020 (1)

Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$316,607
Net realized gain (loss) on investments and payments by affiliates on the disposal of investments due to trade error	(68,347)
Change in net unrealized appreciation/depreciation on investments	702,512
Net increase (decrease) in net assets resulting from operations	950,772

Distributions to Shareholders:
Net distributions to shareholders	(341,197)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares (2)	30,513,728
Total increase (decrease) in net assets	31,123,303

Net Assets:
Beginning of period	—
End of period	$31,123,303

(1)     The Fund commenced operations on December 27, 2019. The information presented is from December 27, 2019 to November 30, 2020.

(2)     Summary of share transactions is as follows:

	Period Ended November 30, 2020 (1)
	Shares	Value
Shares sold (3)	1,525,000	$30,513,728
Shares redeemed	—	—
Net increase (decrease)	1,525,000	$30,513,728

(3)     Net variable fees of $15,086.

The accompanying notes are an integral part of these financial statements.

19

SP Funds

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period
	Periods Ended November 30, 2020
	Sharia ETF (1)	Sukuk ETF (2)

Net asset value, beginning of period	$20.00	$20.00

Income from Investment Operations:
Net investment income (loss) (3)	0.22	0.30
Net realized and unrealized gain (loss) on investments and payments by affiliates on the disposal of investments due to trade error	4.25	0.39
Total from investment operations	4.47	0.69

Less Distributions:
From net investment income	(0.21)	(0.28)
Total distributions	(0.21)	(0.28)

Net asset value, end of period	$24.26	$20.41
Total return (4)(5)	22.58%	3.48	%(6)

Ratios / Supplemental Data:
Net assets, end of period (millions)	$38.8	$31.1
Portfolio turnover rate (4)	46%	15%
Ratio of expenses to average net assets (7)	0.49%	0.65%
Ratio of net investment income (loss) to average net assets (7)	1.06%	1.61%

(1)     The Fund commenced operations on December 17, 2019. The information presented is from December 17, 2019 to November 30, 2020.

(2)     The Fund commenced operations on December 27, 2019. The information presented is from December 27, 2019 to November 30, 2020.

(3)     Calculated using average shares outstanding method.

(4)     Not annualized.

(5)     The total return is based on each Fund’s net asset value. Additional performance information is presented in the Performance Summary.

(6)     Net increase from payments by affiliates on the disposal of investments due to trade error added 0.11% to this return (Note 4).

(7)     Annualized.

The accompanying notes are an integral part of these financial statements.

20

SP Funds

NOTES TO FINANCIAL STATEMENTS November 30, 2020
NOTE 1 – ORGANIZATION

Each Fund is a non-diversified series of shares of beneficial interest of Tidal ETF Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on June 4, 2018 and is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of each Fund’s shares is registered under the Securities Act of 1933, as amended. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The Sharia ETF commenced operations on December 17, 2019 and the Sukuk ETF commenced operations on December 27, 2019.

The investment objective of the Sharia ETF is to seek to track the performance, before fees and expenses, of the S&P 500 Shariah Industry Exclusions Index. The investment objective of the Sukuk ETF is to seek to track the performance, before fees and expenses, of the Dow Jones Sukuk Total Return (ex-Reinvestment) Index.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.   Security Valuation. Equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price or mean between the most recent quoted bid and ask prices for long and short positions. For a security that trades on multiple exchanges, the primary exchange will generally be considered the exchange on which the security is generally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents (“Independent Pricing Agents”) each day that the Funds are open for business.

Sukuk securities are valued by using an evaluated mean of the bid and asked prices provided by Independent Pricing Agents. The Independent Pricing Agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker dealer supplied valuations, or other methodologies designed to identify the market value for such securities. In arriving at valuations, such methodologies generally consider factors such as security prices, yields, maturities, call features, ratings and developments relating to specific securities.

For securities for which quotations are not readily available, a fair value will be determined by the Valuation Committee using the Fair Value Procedures approved by the Trust’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Fair Value Procedures adopted by the Board. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –  Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –  Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

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NOTES TO FINANCIAL STATEMENTS November 30, 2020 (Continued)

Level 3 –  Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value each Fund’s investments as of November 30, 2020:

	Sharia ETF
	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$38,669,998	$—	$—	$38,669,998
Total	$38,669,998	$—	$—	$38,669,998
	Sukuk ETF
	Level 1	Level 2	Level 3	Total
Corporate Sukuk (1)	$—	$13,223,921	$—	$13,223,921
Foreign Government Sukuk (2)	—	17,579,413	—	17,579,413
Total	$—	$30,803,334	$—	$30,803,334

(1)    See Schedules of Investments for the industry breakout.

(2)    See Schedules of Investments for the security type breakout.

B.   Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes have been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare as dividends in each calendar year at least 98.0% of their net investment income (earned during the calendar year) and at least 98.2% of their net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts, if any, from prior years.

As of November 30, 2020, the Funds did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.   Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on sukuk securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Sukuk income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.   Distributions to Shareholders. Distributions to shareholders from net investment income, if any, for the Funds are declared and paid at least monthly. Distributions to shareholders from net realized gains on securities, if any, for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

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NOTES TO FINANCIAL STATEMENTS November 30, 2020 (Continued)

E.   Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.    Share Valuation. The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

G.   Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

H.   Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board-approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that each Fund limit its illiquid investments that are assets to no more than 15% of the value of the Fund’s net assets. An illiquid investment is any security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a Fund should be in a position where the value of illiquid investments held by the Fund exceeds 15% of the Fund’s net assets, the Fund will take such steps as set forth in the LRMP.

I.    Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. These differences are primarily due to adjustments for redemptions in-kind. For the period ended November 30, 2020, the following adjustments were made:

Name of Fund	Paid-In Capital	Total Distributable (Accumulated) Earnings (Losses)
SP Funds S&P 500 Sharia Industry Exclusions ETF	$366,344	$(366,344)
SP Funds Dow Jones Global Sukuk ETF	$(24,590)	$24,590

During the period ended November 30, 2020, the Sharia ETF realized $389,155 in net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated losses to paid-in capital.

J.    Recently Issued Accounting Pronouncements. In August 2018, the FASB issued ASU No. 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to Financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements. ASU No. 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13. The Funds have chosen to early adopt the eliminated or modified disclosures.

K.   LIBOR Transition. In July 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that banks were no longer required to provide rate information used to calculate LIBOR after December 31, 2021. This has created uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The potential effect of a transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be determined. LIBOR likely will be phased out for all short-term lending arrangements by June 2023. Industry initiatives are underway to identify alternative reference rates such as the Secured Overnight Funding Rate (SOFR), which the Federal Reserve Bank of New York began publishing in April 2018; however, there is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The transition process to an alternative reference rate might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the value of some LIBOR-based investments and result in additional costs incurred in connection with closing out positions and entering into new trades. Because the usefulness of LIBOR as a reference rate could deteriorate during the transition period, these effects could occur prior to the end of 2021.

23

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NOTES TO FINANCIAL STATEMENTS November 30, 2020 (Continued)
NOTE 3 – PRINCIPAL RISKS

A.   Equity Market Risk. The equity securities held in a Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which a Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

B.    Non-Diversification Risk. Because each Fund is “non-diversified,” each Fund may invest a greater percentage of its assets in the securities of a single issuer or a small number of issuers than a diversified fund. As a result, a decline in the value of an investment in a single issuer or a small number of issuers could cause a Fund’s overall value to decline to a greater degree than if such Fund held a more diversified portfolio.

C.    Sharia-Compliant Investing Risk. Islamic religious law commonly known as Sharia has certain restrictions regarding finance and commercial activities permitted for Muslims, including interest restrictions and prohibited industries, which reduces the size of the overall universe in which the Funds can invest. The strategy to reduce the investable universe may limit investment opportunities and adversely affect a Fund’s performance, especially in comparison to a more diversified fund. Because Islamic principles preclude the use of interest-paying instruments, cash reserves do not earn income.

D.   Emerging Markets Risk. Investments in emerging market securities impose risks different from, or greater than, risks of investing in foreign developed countries, including: smaller market capitalization; significant price volatility; and restrictions on foreign investment. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, and confiscatory taxation, or, in certain instances, reversion to closed market, centrally planned economies. Emerging market economies may also experience more severe downturns. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. In addition, less information may be available about companies in emerging markets than in developed markets because such emerging markets companies may not be subject to accounting, auditing and financial reporting standards or to other regulatory practices required by U.S. companies which may lead to potential errors in index data, index computation and/or index construction. Such conditions may impact the ability of a Fund to buy, sell or otherwise transfer securities; adversely affect the trading market and price for such securities; and/or cause a Fund to decline in value.

E.    Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of an investment in that issuer.

F.    Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets. In addition, the interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate. Floating rate securities are subject to interest rate risk and credit risk.

G.   Sukuk Risk. Sukuk are financial certificates that are similar to conventional bonds but are structured to comply with Sharia law and its investments principles, which, among other things, prohibit charging or paying interest. Sukuk involve many of the same risks that conventional bonds incur such as credit risk and interest rate risk. In addition to these risks, there are certain risks specific to sukuk. Sukuk represent undivided shares in the ownership of certificates, and such certificates are linked to a specific investment activity, such as an underlying asset or contractual payment obligations of the issuer. Because no collateral is pledged as security for sukuk, purchasers of sukuk are subject to the risk that an issuer may not meet its payment obligations or that an underlying asset may not perform as expected or lose value. While the sukuk market has grown significantly in recent years, there may be times when the market is illiquid and it is difficult to make an investment in or dispose of sukuk.

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NOTES TO FINANCIAL STATEMENTS November 30, 2020 (Continued)

H.   Foreign Government Risk. A Fund’s investment in securities issued by foreign governments or their agencies or instrumentalities (sovereign debt), including those that issue sukuk through a secondary issuing vehicle, differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. The foreign sovereign debt securities a Fund purchases involve specific risk, including that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of political constraints, cash flow problems, and other national economic factors; (ii) governments may default on their sovereign debt, which may require holders of such sovereign debt to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there are no bankruptcy proceedings by which defaulted sovereign debt may be collected in whole or in part. These and other factors can make investments more volatile and potentially less liquid than other types of investments that track an index of domestic securities.

I.    Exchange Traded Fund (“ETF”) Risks.

•      Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Funds have a limited number of financial institutions that are authorized to purchase and redeem shares directly from the Funds (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•      Costs of Buying or Selling Shares. Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

•      Shares May Trade at Prices Other Than NAV. As with all ETFs, shares may be bought and sold in the secondary market at market price. Although it is expected that the market price of shares will approximate the Funds’ NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.

•      Trading. Although shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of the Funds’ underlying portfolio holdings, which can be significantly less liquid than shares.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Toroso Investments, LLC (the “Adviser”) serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Trust and the Adviser with respect to the Funds (the “Advisory Agreement”) and, pursuant to the Advisory Agreement, has overall responsibility for the general management and administration of the Funds. The Adviser provides oversight of the Sub-Advisers (defined below), monitoring of the Sub-Advisers’ buying and selling of securities for the Funds, and review of each Sub-Adviser’s performance.

Pursuant to the Advisory Agreement, each Fund pays the Adviser a unitary management fee (the “Management Fee”) based on the average daily net assets of the Fund as follows:

Fund	Management Fee
Sharia ETF	0.49%
Sukuk ETF	0.65%

Out of the Management Fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Funds, including the cost of sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Funds to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Funds except for interest charges

25

SP Funds

NOTES TO FINANCIAL STATEMENTS November 30, 2020 (Continued)

on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the Management Fee payable to the Adviser (collectively, the “Excluded Expenses”). The Management Fees incurred are paid monthly to the Adviser.

CSat Investment Advisory, L.P., doing business as Exponential ETFs (“Exponential”), and ShariaPortfolio, Inc. (“ShariaPortfolio”) (each, a “Sub-Adviser” and together, the “Sub-Advisers”), serve as sub-advisers to the Funds, each pursuant to a sub-advisory agreement between the Adviser and the respective Sub-Adviser with respect to the Funds (each, a “Sub-Advisory Agreement” and together, the “Sub-Advisory Agreements”). Pursuant to the Sub-Advisory Agreement, Exponential is responsible for trading portfolio securities for the Funds, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and Board, and ShariaPortfolio is responsible for ensuring the Funds follow the character of each applicable Index and providing advice with regard to the interpretation of and compliance with Sharia principles.

During the period ended November 30, 2020, the Sukuk ETF had a trade error. This resulted in a loss to the Sukuk ETF of $20,000, which was subsequently reimbursed to the Sukuk ETF by Exponential.

Pursuant to the Sub-Advisory Agreements, the Adviser pays each Sub-Adviser a fee for the services and facilities the Sub-Advisers provide (the “Sub-Advisory Fee”) based on the average daily net assets of each Fund as follows:

Fund	Exponential Sub-Advisory Fee	ShariaPortfolio Sub-Advisory Fee
Sharia ETF	0.03%	0.02%
Sukuk ETF	0.03%	0.02%

Under the Sub-Advisory Agreement, ShariaPortfolio has agreed to assume the Adviser’s obligation to pay all expenses incurred by the Funds except for the Sub-Advisory Fee payable to the Sub-Advisers and Excluded Expenses. Such expenses incurred by the Funds and paid by ShariaPortfolio include fees charged by Tidal (defined below), which is an affiliate of the Adviser. Effective September 15, 2020, Exponential no longer serves as a sub-adviser to the Funds. Effective September 15, 2020, the Adviser is responsible for the day-to-day management of each Fund's portfolio.

Tidal ETF Services LLC (“Tidal”), an affiliate of the Adviser, serves as the Funds’ administrator and, in that capacity, performs various administrative and management services for the Funds. Tidal coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Funds’ sub-administrator, fund accountant and transfer agent. In those capacities Fund Services performs various administrative and accounting services for the Funds. Fund Services prepares various federal and state regulatory filings, reports and returns for the Funds, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Funds’ custodian U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ custodian.

Foreside Fund Services, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.

Certain officers and trustees of the Trust are affiliated with the Adviser and Fund Services. None of the affiliated trustees or the Trust’s officers receive compensation from the Funds.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the period ended November 30, 2020, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments and U.S. government securities were as follows:

Fund	Purchases	Sales
Sharia ETF	$43,387,115	$10,988,938
Sukuk ETF	33,513,805	3,130,032

There were no purchases or sales of long-term U.S. Government securities for the period ended November 30, 2020.

26

SP Funds

NOTES TO FINANCIAL STATEMENTS November 30, 2020 (Continued)
NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the period ended November 30, 2020, are as follows:

Distributions paid from:	Sharia ETF	Sukuk ETF
Ordinary income	$236,097	$316,607
Return of Capital	21,711	24,590
Total distributions paid	257,808	341,197

As of the period ended November 30, 2020, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Sharia ETF	Sukuk ETF
Cost of investments (1)	$32,469,686	$30,100,822
Gross tax unrealized appreciation	6,808,137	803,266
Gross tax unrealized depreciation	(607,825)	(100,754)
Net tax unrealized appreciation (depreciation)	6,200,312	702,512
Undistributed ordinary income (loss)	—	—
Undistributed long-term capital gain (loss)	—	—
Total distributable earnings	—	—
Other accumulated gain (loss)	(316,093)	(68,347)
Total accumulated gain (loss)	$5,884,219	$634,165

(1)    The difference between book and tax-basis cost of investments was attributable primarily to the treatment of wash sales.

Net capital losses incurred after November 30 and net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. As of November 30, 2020, the Funds had no late year losses and the Sharia ETF and Sukuk ETF had short-term capital loss carryovers of $316,093 and $68,347, respectively, which do not expire.

NOTE 7 – SHARE TRANSACTIONS

Shares of the Funds are listed and traded on the Exchange. Market prices for the shares may be different from their NAV. The Funds issue and redeem shares on a continuous basis at NAV generally in blocks of 25,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Each Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Funds is $500, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Funds’ Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Funds for transaction costs associated with the cash transactions. Variable fees received by the Funds, if any, are disclosed in the capital shares transactions section of the Statements of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

27

SP Funds

NOTES TO FINANCIAL STATEMENTS November 30, 2020 (Continued)
NOTE 8 – COVID-19 PANDEMIC

U.S. and international markets have experienced significant periods of volatility in recent years due to a number of economic, political and global macro factors including the impact of the novel coronavirus (COVID-19) as a global pandemic, which has resulted in public health issues, growth concerns in the U.S. and overseas, temporary and permanent layoffs in the private sector, rising unemployment claims and reduced consumer spending, all of which may lead to a substantial economic downturn or recession in the U.S. and global economies. The recovery from the effects of COVID-19 is uncertain and may last for an extended period of time. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to mange the Funds in a manner consistent with each Fund's investment objective but there can be no assurance that it will be successful in doing so.

NOTE 9 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Effective December 31, 2020, Ian Carroll has resigned as a Trustee from the Board of the Trust.

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SP Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of

SP Funds S&P 500 Sharia Industry Exclusions ETF and

SP Funds Dow Jones Global Sukuk ETF and

The Board of Trustees of

Tidal ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SP Funds S&P 500 Sharia Industry Exclusions ETF (“Sharia ETF”) and SP Funds Dow Jones Global Sukuk ETF (“Sukuk ETF”) (collectively the “Funds”), each a series of Tidal ETF Trust (the “Trust”), including the schedules of investments, as of November 30, 2020, and with respect to Sharia ETF, the related statement of operations, the statement of changes in net assets and the financial highlights for period December 17, 2019 (commencement of operations) to November 30, 2020, and with respect to Sukuk ETF, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period December 27, 2019 (commencement of operations) to November 30, 2020 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2020, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2018.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian and brokers or through other appropriate auditing procedures when replies from brokers were unable to be obtained. We believe that our audits provides a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
January 29, 2021
29

SP Funds

EXPENSE EXAMPLES For the Six Months Ended November 30, 2020 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of the Funds’ shares, and (2) ongoing costs, including management fees of the Funds. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from June 1, 2020 to November 30, 2020.

Actual Expenses

The first line of the following tables provides information about actual account values based on actual returns and actual expenses. To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invest in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the examples. The examples include, but are not limited to, management fees. However, the examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following tables provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of the Funds’ shares. Therefore, the second line of the following tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Sharia ETF

	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During the Period June 1, 2020 – November 30, 2020 (1)
Actual	$ 1,000.00	$ 1,198.50	$ 2.69
Hypothetical (5% annual return before expenses)	1,000.00	1,022.55	2.48

(1)     The actual expenses are equal to the Fund’s annualized expense ratio of 0.49%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the most recent six month period).

Sukuk ETF

	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During the Period June 1, 2020 – November 30, 2020 (2)
Actual	$ 1,000.00	$ 1,041.20	$ 3.32
Hypothetical (5% annual return before expenses)	1,000.00	1,021.75	3.29

(2)     The actual expenses are equal to the Fund’s annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the most recent six month period).

30

SP Funds

Statement Regarding Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), Tidal ETF Trust (the “Trust”), on behalf of its series, the SP Funds S&P 500 Sharia Industry Exclusions ETF (the “Sharia ETF”) and SP Funds Dow Jones Global Sukuk ETF (the “Sukuk ETF”), has adopted and implemented a liquidity risk management program (the “Program”). The Program seeks to promote effective liquidity risk management for each Fund and to protect Fund shareholders from dilution of their interests. The Trust’s Board of Trustees (the “Board”) has approved the designation of Toroso Investments, LLC, the Funds’ investment adviser, as the program administrator (the “Program Administrator”). The Program Administrator has further delegated administration of the Program to a Program Administrator Committee composed of certain Trust officers. The Program Administrator has also delegated certain responsibilities under the Program to a sub-adviser of the Funds; however, the Program Administrator remains responsible for the overall administration and operation of the Program. The Program Administrator is required to provide a written annual report to the Board regarding the adequacy and effectiveness of the Program, including the operation of the highly liquid investment minimum, if applicable, and any material changes to the Program.

On November 19, 2020, the Board reviewed the Program Administrator’s written annual report for the period December 1, 2019 through September 30, 2020 (the “Report”). The Report provided the Program Administrator’s assessment of each Fund’s liquidity risk: the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The risk is managed by monitoring the degree of liquidity of a Fund’s investments, limiting the amount of illiquid investments and utilizing various risk management tools and facilities available to the Fund, among other means. The Trust has engaged the services of ICE Data Services, a third-party vendor, to provide daily portfolio investment classification services to assist in the Program Administrator’s assessment. The Report noted that the Sharia ETF is an “In-Kind ETF” (as defined in Rule 22e-4) and the Sukuk ETF's portfolio primarily holds highly liquid investments and will be considered a "primarily highly liquid fund" (as defined in the Program); therefore each Fund can continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report also noted that each Fund had efficient arbitrage and traded on the secondary markets as reasonably expected. The Program Administrator also considered that there were no significant changes in the liquidity profile of each Fund due to the composition of baskets accepted by the Fund. Each Fund did not hold a significant portion of illiquid investments during the review period and the Trust was not required to file Form N-LIQUID during the review period. The Report confirmed that each Fund’s investment strategy was appropriate for an open-end management investment company. The Report also noted that no material changes had been made to the Program during the review period.

The Program Administrator determined that the Program is adequately designed and operating effectively.

31

SP Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)
Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees(1)
Mark H.W. Baltimore c/o Tidal ETF Services LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1967	Trustee	Indefinite term; since 2018

Co-Chief Executive Officer, Global Rhino, LLC (asset management consulting firm) (since 2018); Chief Business Development Officer, Joot (asset management compliance services firm) (since 2019); Chief Executive Officer, Global Sight, LLC (asset management distribution consulting firm) (2016–2018); Head of Global Distribution Services, Foreside Financial Group, LLC (broker-dealer) (2016); Managing Director, Head of Global Distribution Services, Beacon Hill Fund Services (broker-dealer) (2015–2016); Vice President, Head of International Sales & Business Development, Charles Schwab & Company (asset management firm) (2014–2015).

				11	None
Dusko Culafic c/o Tidal ETF Services LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1958	Trustee	Indefinite term; since 2018	Retired (since 2018); Senior Operational Due Diligence Analyst, Aurora Investment Management, LLC (2012–2018).	11	None
Eduardo Mendoza c/o Tidal ETF Services LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1966	Trustee	Indefinite term; since 2018	Executive Vice President—Head of Capital Markets & Corporate Development, Credijusto (financial technology company) (since 2017); Founding Partner/Capital Markets & Head of Corporate Development, SQN Latina (specialty finance company) (2016–2017); Managing Director: Origination & Structuring, Securitization Group, BMO Capital Markets (2006–2015).	11	None
32

SP Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)
Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees
Eric W. Falkeis(2) c/o Tidal ETF Services LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1973	President, Principal Executive Officer, Trustee, Chairman, and Secretary	President and Principal Executive Officer since 2019, Indefinite term; Trustee, Chairman, and Secretary since 2018, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013–2018) and Direxion Advisors, LLC (2017–2018).	11

Independent Director, Muzinich BDC, Inc. (since 2019); Trustee, Professionally Managed Portfolios (27 series)

(since 2011); Interested Trustee, Direxion Funds, Direxion Shares ETF Trust, and Direxion Insurance Trust (2014–2018).

Ian C. Carroll, CFA(3)(4) c/o Tidal ETF Services LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1970	Trustee	Indefinite term; since 2018	Head of Corporate Research, Aware Asset Management, Inc. (since 2018); Principal Corporate Credit Research Analyst, Blue Cross and Blue Shield of Minnesota (insurance company) (since 2017); Credit Research Analyst, California Public Employees’ Retirement system (2013–2017).	11	None
33

SP Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)
Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Executive Officers
Daniel H. Carlson c/o Tidal ETF Services LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1955	Treasurer, Principal Financial Officer, Principal Accounting Officer and AML Compliance Officer	Indefinite term; since 2018	Chief Financial Officer, Chief Compliance Officer, and Managing Member, Toroso Investments, LLC (since 2012).	Not Applicable	Not Applicable
Bridget P. Garcia, Esq. c/o Cipperman Compliance Services, LLC 480 E. Swedesford Road, Suite 220 Wayne, Pennsylvania 19087 Born: 1985	Chief Compliance Officer	Indefinite term; since 2018

Compliance Manager, Cipperman Compliance Services, LLC (since 2017); Senior Associate, Central Compliance — Risk Management Group (2016–2017), Client Services Associate (2014–2016), Macquarie Group (global financial services firm).

				Not Applicable	Not Applicable
Aaron J. Perkovich c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202 Born: 1973	Assistant Treasurer	Indefinite term; since 2018	Vice President, U.S. Bancorp Fund Services, LLC (since 2006).	Not Applicable	Not Applicable
Cory R. Akers c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202 Born: 1978	Assistant Secretary	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2006).	Not Applicable	Not Applicable

(1)     All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)     Mr. Falkeis is considered an “interested person” of the Trust due to his positions as President, Principal Executive Officer, Chairman and Secretary of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, an affiliate of the Adviser.

(3)     Mr. Carroll is considered an “interested person” of the Trust due to his position as Head of Corporate Research of Aware Asset Management, Inc., a sub-adviser to a series of the Trust.

(4)     Effective December 31, 2020, Mr. Carroll resigned as a Trustee from the Board of the Trust.

34

SP Funds

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the period ended November 30, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

SP Funds S&P 500 Sharia Industry Exclusions ETF	100.00%
SP Funds Dow Jones Global Sukuk ETF	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended November 30, 2020, was as follows:

SP Funds S&P 500 Sharia Industry Exclusions ETF	100.00%
SP Funds Dow Jones Global Sukuk ETF	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distribution under Internal Revenue Section 871(k)(2)(c) for the period ended November 30, 2020, was as follows:

SP Funds S&P 500 Sharia Industry Exclusions ETF	0.00%
SP Funds Dow Jones Global Sukuk ETF	0.00%
INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling (425) 409-9500 or by accessing the Funds’ website at www.sp-funds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling (425) 409-9500 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT are available without charge, upon request, by calling (425) 409-9500. Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov. The Funds’ portfolio holdings are posted on the Funds’ website daily at www.sp-funds.com.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (Unaudited)

Information regarding how often shares of the Funds trade on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) to its daily net asset value (“NAV”) is available, without charge, on the Funds’ website at www.sp-funds.com.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (425) 409-9500. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website www.sp-funds.com.

35

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Investment Adviser
Toroso Investments, LLC
898 N. Broadway, Suite 2
Massapequa, New York 11758

Investment Sub-Adviser
ShariaPortfolio, Inc.
1331 International Pkwy
Suite 2291
Lake Mary, Florida 32746

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street
Philadelphia, Pennsylvania 19102

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Fund Administrator
Tidal ETF Services LLC
898 N. Broadway, Suite 2
Massapequa, New York 11758

Transfer Agent, Fund Accountant and Fund Sub-Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Fund Information
Fund	Ticker	CUSIP
SP Funds S&P 500 Sharia Industry Exclusions ETF	SPUS	886364801
SP Funds Dow Jones Global Sukuk ETF	SPSK	886364702

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Dusko Culafic is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

SP Funds S&P 500 Sharia Industry Exclusions ETF

	FYE 11/30/2020	FYE 11/30/2019
Audit Fees	$12,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

SP Funds Dow Jones Global Sukuk ETF

	FYE 11/30/2020	FYE 11/30/2019
Audit Fees	$12,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Non-Audit Related Fees	FYE 11/30/2020	FYE 11/30/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2020	FYE 11/30/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Dusko Culafic, Eduardo Mendoza, and Mark H.W. Baltimore.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each President/Principal Executive Officer and Treasurer/Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal ETF Trust

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	February 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	February 8, 2021

By (Signature and Title)*	/s/ Daniel Carlson
Daniel Carlson, Treasurer/Principal Financial Officer

Date	February 8, 2021

*	Print the name and title of each signing officer under his or her signature.